Exhibit 3.20

Control No. J518594

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

MERGER

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of 10/01/2009. Attached is a true and correct copy of the said filing.

Surviving Entity:

ROCK-TENN CONVERTING COMPANY, a Georgia Profit Corporation

Nonsurviving Entity/Entities:

ROCK-TENN COMPANY, MILL DIVISION, LLC, a Tennessee Limited Liability Company

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on October 1, 2009

/s/ Karen C Handel Karen C Handel Secretary of State

Certification#: 7839011-1 Page 1 of 98

Control No: J518594 Date Filed: 10/01/2009 12:00 AM Karen C Handel Secretary of State

ARTICLES OF MERGER

of

ROCK-TENN COMPANY, MILL DIVISION, LLC,

a Tennessee limited liability company

AND

ROCK-TENN CONVERTING COMPANY,

a Georgia corporation

Pursuant to the provisions of the Georgia Business Corporation Code, the business entities hereinafter named do hereby adopt the following Articles of Merger:

FIRST: Annexed hereto as Exhibit A and made a part hereof is the Agreement and Plan of Merger (the “Plan of Merger”) for merging Rock-Tenn Company, Mill Division, LLC, a limited liability company organized under the laws of the State of Tennessee (“Mill Division”), with and into Rock-Tenn Converting Company, a corporation organized under the laws of the State of Georgia (“RockTenn”).

SECOND: RockTenn will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

THIRD: The Plan of Merger was approved by the sole member of Mill Division in accordance with the Tennessee Limited Liability Company Act.

FOURTH: The Plan of Merger was approved by the Board of Directors and shareholders of RockTenn in accordance with the Georgia Business Corporation Code.

FIFTH: An executed copy of the Plan of Merger is on file at the principal place of business of RockTenn and that address is 504 Thrasher Street, Norcross, GA 30071, Attn: Robert B. McIntosh.

SIXTH: A copy of the Plan of Merger will be furnished by RockTenn without cost, to any members of Mill Division or any shareholders of RockTenn upon request.

SEVENTH: The merger shall be effective at 12:01 AM Eastern Daylight Savings Time on October 1, 2009.

IN WITNESS HEREOF, each of the merging entities has caused the Articles of Merger to be executed by its duly authorized officers or its duly authorized member on the 29th day of September 2009.

Certification#: 7839011-1 Page 2 of 98

[CORPORATE SEAL]	ROCK-TENN COMPANY, MILL DIVISION, LLC

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President
/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

ROCK-TENN CONVERTING COMPANY

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President
/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

Certification#: 7839011-1 Page 3 of 98

Exhibit A

AGREEMENT AND PLAN OF MERGER

OF

ROCK-TENN COMPANY, MILL DIVISION, LLC

WITH AND INTO

ROCK-TENN CONVERTING COMPANY

Certification#: 7839011-1 Page 4 of 98

Exhibit “A”

AGREEMENT AND PLAN OF MERGER

OF

ROCK-TENN COMPANY, MILL DIVISION, LLC

WITH AND INTO

ROCK-TENN CONVERTING COMPANY

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between ROCK-TENN COMPANY, MILL DIVISION, LLC, a Tennessee limited liability company (“Mill Division”), and ROCK-TENN CONVERTING COMPANY, a Georgia corporation (“RockTenn”), and, which entities are hereinafter sometimes called the “Constituent Entities”;

WHEREAS, the sole member of Mill Division deems it advisable and in the best interest of Mill Division, and the Board of Directors of RockTenn deems it advisable and in the best interest of RockTenn and its sole shareholder, that Mill Division merge with and into RockTenn, with RockTenn to be the surviving entity and to continue its existence as a corporation as a result of such merger pursuant to the laws of the State of Georgia (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Entities agree, each with the other, to merge pursuant to the laws of the State of Tennessee and the State of Georgia into a single corporation, which shall be RockTenn; and the Constituent Entities hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares and interests of the Constituent Entities, as follows:

1.

MERGER

On the Merger Date (as hereinafter defined), Mill Division shall be merged with and into RockTenn. RockTenn shall be the surviving entity (the “Surviving Entity”) and the separate existence of Mill Division shall cease. The Surviving Entity shall continue its existence under Georgia law and its name shall remain “Rock-Tenn Converting Company”. The Surviving Entity shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Entities; and all property, real, personal, and mixed, and all debts due on whatever account, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Entity without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger. The Surviving Entity shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Entities; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Entity may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the Constituent Entities shall be impaired by the Merger.

Certification#: 7839011-1 Page 5 of 98

2.

ARTICLES OF INCORPORATION

The Articles of Incorporation of RockTenn in effect immediately prior to the Merger Date shall continue to be the Articles of Incorporation of the Surviving Entity after the Merger Date.

3.

OFFICERS AND DIRECTORS

The officers and directors of RockTenn holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Entity after the Merger, holding office in accordance with the Articles of Incorporation of the Surviving Entity.

4.

MANNER AND BASIS OF CONVERTING SHARES AND INTERESTS

The manner and basis of converting the shares of the Constituent Entities shall be as follows:

(a) Upon the Merger Date, all outstanding capital stock of RockTenn shall remain outstanding.

(b) Upon the Merger Date, each of the then outstanding interests in Mill Division shall, without any action on the part of the holder thereof, be cancelled and retired and no cash or securities or other property shall be issued in the Merger in respect thereof.

5.

MERGER PROCEDURE

Following approval, execution and acknowledgement of the Plan of Merger by the sole member of Mill Division and the Board of Directors of RockTenn, the Constituent Entities shall present the Plan of Merger to the Secretary of State of the State of Georgia and the Secretary of State of the State of Tennessee, in the manner provided in the Tennessee General Corporation Law and the Georgia Business Corporation Code, and the officers of each of the Constituent Entities, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried out in accordance with its terms.

2

Certification#: 7839011-1 Page 6 of 98

6.

SERVICE OF PROCESS

The Surviving Entity does hereby agree that it may be served with process in the State of Tennessee in any proceeding for enforcement of any obligation of Mill Division, as well as for enforcement of any obligation of the Surviving Entity arising from the Merger, including any suit or other proceeding to enforce the right, if any, of any shareholder of Mill Division as determined in appraisal proceedings pursuant to the provisions of Tennessee law; does hereby irrevocably appoint the Secretary of State of the State of Tennessee as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of Tennessee: 504 Thrasher Street, Norcross, GA 30071, Attn: Robert B. McIntosh.

7.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Entities at 12:01 a.m. Eastern Daylight Savings Time on October 1, 2009; and the term “Merger Date”, as used herein, shall mean such date and time.

IN WITNESS WHEREOF, each of the merging entities has caused the Plan of Merger to be executed and sealed by its duly authorized officers or its duly authorized member, as of this 29th day of September, 2009.

[Signatures Follow This Page]

3

Certification#: 7839011-1 Page 7 of 98

ROCK-TENN COMPANY, MILL DIVISION, LLC

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President
/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

[CORPORATE SEAL]	ROCK-TENN CONVERTING COMPANY

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President
/s/ Robert B. McIntosh
Robert B. McIntosh Secretary

4

Certification#: 7839011-1 Page 8 of 98

CERTIFICATION

I, Robert B. McIntosh, Secretary of Rock-Tenn Company, Mill Division, LLC, a Tennessee limited liability company (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the sole member of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. A majority of the outstanding membership interests of the Company entitled to vote on the Agreement and Plan of merger voted for the adoption of the Agreement and Plan of Merger.

IN WITNESS WHEREOF, I have hereunder signed my name as Secretary of the Company and affixed the seal of the Company on September 29, 2009.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

[CORPORATE SEAL]

5

Certification#: 7839011-1 Page 9 of 98

Control No. J518594

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

MERGER

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of 10/01/2008. Attached is a true and correct copy of the said filing.

Surviving Entity:

ROCK-TENN CONVERTING COMPANY, a Georgia Profit Corporation

Nonsurviving Entity/Entities:

ROCK-TENN PACKAGING AND PAPERBOARD, LLC, a Georgia Limited Liability Company

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on October 1, 2008

/s/ Karen C Handel Karen C Handel Secretary of State

Certification#: 7839011-1 Page 10 of 98

Control No: J518594 Date Filed: 10/01/2008 12:01 AM Karen C Handel Secretary of State

CERTIFICATE OF MERGER

OF

Rock-Tenn Packaging and Paperboard, LLC., a Georgia Limited Liability Company,

with and into

Rock-Tenn Converting Company, a Georgia Corporation

(filed pursuant to Section 14-2-1105(b) of

the Georgia Business Corporation Code)

Rock-Tenn Converting Company (the “Company”), a corporation organized and existing under and by virtue of the Georgia Business Corporation Code (the “Code”), DOES HEREBY CERTIFY THAT:

1.	Rock-Tenn Packaging and Paperboard, LLC, a Georgia limited liability company, is merging with and into, Rock-Tenn Converting Company, a Georgia corporation (the “Merger”). The Company will be the surviving corporation (the “Surviving Corporation”) following the Merger.

2.	The articles of incorporation of the Surviving Corporation in effect immediately prior to the Effective Time (as defined herein) shall be the articles of incorporation of the Surviving Corporation following the Merger.

3.	The executed Agreement and Plan of Merger (the “Merger Agreement”) is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is 504 Thrasher Street, Norcross, Georgia 30071, Attention: Robert B. McIntosh.

4.	A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, any member of Rock-Tenn Packaging and Paperboard, LLC or any stockholder of Rock-Tenn Converting Company upon request at no cost.

5.	Pursuant to Section 14-2-1103(h) of the Code, shareholder approval was not required to approve the Merger.

6.	The effective time of the Merger (the “Effective Time”) shall be 12:01 a.m. Eastern Daylight Savings Time on October 1, 2008.

7.	The Surviving Corporation certifies that a request for publication of a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by Section 14-2-1105.1(b) of the Code.

IN WITNESS WHEREOF, the undersigned corporation has caused its duly authorized officer to execute and deliver this Certificate of Merger.

[Signature Follows This Page]

Certification#: 7839011-1 Page 11 of 98

ROCK-TENN CONVERTING COMPANY

By:	/s/ Steven C. Voorhees
Name:	Steven C. Voorhees
Title:	Executive Vice President

Certification#: 7839011-1 Page 12 of 98

Control No. J518594

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

MERGER

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of 07/31/2008. Attached is a true and correct copy of the said filing.

Surviving Entity:

ROCK-TENN CONVERTING COMPANY, a Georgia Profit Corporation

Nonsurviving Entity/Entities:

FOLD-PAK, LLC, a Delaware Limited Liability Company

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on July 31, 2008
/s/ Karen C Handel
Karen C Handel
Secretary of State

Certification#: 7839011-1 Page 13 of 98

Control No: J518594
Date Filed: 07/31/2008 12:00 AM
Karen C Handel
Secretary of State

CERTIFICATE OF MERGER

OF

Fold-Pak, LLC., a Delaware Limited Liability Company,

with and into

Rock-Tenn Converting Company, a Georgia Corporation

(filed pursuant to Section 14-2-1105(b) of

the Georgia Business Corporation Code)

Rock-Tenn Converting Company (the “Company”), a corporation organized and existing under and by virtue of the Georgia Business Corporation Code (the “Code”), DOES HEREBY CERTIFY THAT:

1.	Fold-Pak, LLC, a Delaware limited liability company, is merging with and into, Rock-Tenn Converting Company, a Georgia corporation (the “Merger”). The Company will be the surviving corporation (the “Surviving Corporation”) following the Merger.

2.	The articles of incorporation of the Surviving Corporation in effect immediately prior to the Effective Time (as defined herein) shall be the articles of incorporation of the Surviving Corporation following the Merger.

3.	The executed Agreement and Plan of Merger (the “Merger Agreement”) is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is 504 Thrasher Street, Norcross, Georgia 30071, Attention: Robert B. McIntosh.

4.	A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, any member of Fold-Pak, LLC or any stockholder of Rock-Tenn Converting Company upon request at no cost.

5.	Pursuant to Section 14-2-1103(h) of the Code, shareholder approval was not required to approve the Merger.

6.	The effective time of the Merger (the “Effective Time”) shall be 12:01 a.m. Eastern Daylight Savings Time on July 31, 2008.

7.	The Surviving Corporation certifies that a request for publication of a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by Section 14-2-1105.1(b) of the Code.

IN WITNESS WHEREOF, the undersigned corporation has caused its duly authorized officer to execute and deliver this Certificate of Merger.

[Signature Follows This Page]

Certification#: 7839011-1 Page 14 of 98

ROCK-TENN CONVERTING COMPANY

By:	/s/ Steven C. Voorhees
Name:	Steven C. Voorhees
Title:	Executive Vice President

Certification#: 7839011-1 Page 15 of 98

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	:	041820068
	CONTROL NUMBER	:	J518594
	EFFECTIVE DATE	:	06/30/2004
	REFERENCE	:	0091
	PRINT DATE	:	06/30/2004
	FORM NUMBER	:	411

PARANET CORPORATION SERVICES, INC.

EILEEN CHADDOCK

3761 VENTURE DRIVE, SUITE 260

DULUTH GA 30096

CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

ROCK-TENN CONVERTING COMPANY, A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

ROCK-TENN COMPANY OF ARKANSAS, A GEORGIA CORPORATION

/s/ CATHY COX
CATHY COX
SECRETARY OF STATE

Certification#: 7839011-1 Page 16 of 98

041820068

ARTICLES OF MERGER

OF

ROCK-TENN COMPANY OF ARKANSAS, K307677

a Georgia Corporation

AND

ROCK-TENN CONVERTING COMPANY, J518594

a Georgia Corporation

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic corporations herein named do hereby adopt the following Articles of Merger:

FIRST: Annexed hereto as Exhibit A and made a part hereof is the Agreement and Plan of Merger for merging Rock-Tenn Company of Arkansas (“Rock-Tenn Arkansas”) with and into Rock-Tenn Converting Company (“Rock-Tenn Converting”), as unanimously adopted by resolution by the Board of Directors of Rock-Tenn Arkansas on June 25, 2004, and unanimously adopted by resolution by the Board of Directors of Rock-Tenn Converting on June 25, 2004.

SECOND: The merger was duly approved by the sole shareholder of Rock-Tenn Arkansas.

THIRD: Rock-Tenn Converting will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

FOURTH: The merger will be effective at 10:40 p.m. Eastern Daylight Savings Time on June 30, 2004.

FIFTH: This Article constitutes an undertaking by Rock-Tenn Converting that the request for publication of a notice of filing these Articles of Merger and payment therefor will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

Certification#: 7839011-1 Page 17 of 98

IN WITNESS WHEREOF, each of the merging corporations has caused the Articles of Merger to be executed by its duly authorized officers on this 25th day of June, 2004.

[CORPORATE SEAL]	ROCK-TENN COMPANY OF ARKANSAS

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

[CORPORATE SEAL]	ROCK-TENN CONVERTING COMPANY

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

2

Certification#: 7839011-1 Page 18 of 98

Exhibit A

AGREEMENT AND PLAN OF MERGER

OF

ROCK-TENN COMPANY OF ARKANSAS

WITH AND INTO

ROCK-TENN CONVERTING COMPANY

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between ROCK-TENN COMPANY OF ARKANSAS, a Georgia corporation (“Rock-Tenn Arkansas”), and ROCK-TENN CONVERTING. COMPANY, a Georgia corporation (“Rock-Tenn Converting”), which corporations are hereinafter sometimes called the “Constituent Corporations”;

WHEREAS, the Boards of Directors of Rock-Tenn Converting and Rock-Tenn Arkansas, respectively, deem it advisable and in the best interest of their respective corporations and the sole shareholder of such corporations, that Rock-Tenn Arkansas merge with and into Rock-Tenn Converting, with Rock-Tenn Converting to be the surviving corporation and to continue its corporate existence as a result of such merger pursuant to the laws of the State of Georgia (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Corporations agree, each with the other, to merge pursuant to the laws of the State of Georgia into a single surviving corporation, which shall be Rock-Tenn Converting; and the Constituent Corporations hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares of the Constituent Corporation, as follows:

1.

MERGER

On the Merger Date (as hereinafter defined), Rock-Tenn Arkansas shall be merged with and into Rock-Tenn Converting. Rock-Tenn Converting shall be the surviving corporation (the “Surviving Corporation”) and the separate existence of Rock-Tenn Arkansas shall cease. The Surviving Corporation shall continue its existence under Georgia law and its name shall remain “Rock-Tenn Converting Company”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the

Certification#: 7839011-1 Page 19 of 98

Constituent Corporations; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

2.

ARTICLES OF INCORPORATION

The Articles of Incorporation of Rock-Tenn Converting in effect immediately prior to the Merger Date shall continue to be the Articles of Incorporation of the Surviving Corporation after the Merger Date.

3.

BYLAWS

The bylaws of Rock-Tenn Converting in effect immediately prior to the Merger shall continue to be the bylaws of the Surviving Corporation after the Merger until amended or repealed in the manner provided by such bylaws and the Georgia Business Corporation Code.

4.

OFFICERS AND DIRECTORS

The officers and directors of Rock-Tenn Converting holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Corporation after the Merger, holding office in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

5.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of each of the Constituent Corporations shall be as follows:

(a) Upon the Merger Date, each of the then outstanding shares of common stock of Rock-Tenn Converting shall remain outstanding as a fully paid and non-assessable share of common stock of Rock-Tenn Converting.

(b) Upon the Merger Date, each outstanding share of capital stock of Rock-Tenn Arkansas shall, without any action on the part of the holder thereof, be cancelled and retired and all certificates representing such shares shall be surrendered to the Surviving Corporation for indication of such cancellation and no cash or securities or other property shall be issued in the Merger in respect thereof.

2

Certification#: 7839011-1 Page 20 of 98

6.

MERGER PROCEDURE

Following approval, execution and acknowledgement of the Plan of Merger by the Boards of Directors of each of the Constituent Corporations, it shall be submitted for approval by the shareholder of Rock-Tenn Arkansas. Following approval by the shareholder of Rock-Tenn Arkansas, the Constituent Corporations shall present the Plan of Merger to the Secretary of State of Georgia, in the manner provided in the Georgia Business Corporation Code, and the officers of each of the Constituent Corporations, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried out in accordance with its terms.

7.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Corporations at 10:40 p.m. Eastern Daylight Savings Time on June 30, 2004; and the term “Merger Date”, as used herein, shall mean such date and time.

3

Certification#: 7839011-1 Page 21 of 98

IN WITNESS WHEREOF, each of the merging corporations has caused the Plan of Merger to be executed and sealed by its duly authorized officers, this 25th day of June, 2004.

[CORPORATE SEAL]	ROCK-TENN COMPANY OF ARKANSAS

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

[CORPORATE SEAL]	ROCK-TENN CONVERTING COMPANY

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

4

Certification#: 7839011-1 Page 22 of 98

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	:	041820062
	CONTROL NUMBER	:	J518594
	EFFECTIVE DATE	:	06/30/2004
	REFERENCE	:	0091
	PRINT DATE	:	06/30/2004
	FORM NUMBER	:	411

PARANET CORPORATION SERVICES, INC.

EILEEN CHADDOCK

3761 VENTURE DRIVE, SUITE 260

DULUTH GA 30096

CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

ROCK-TENN CONVERTING COMPANY, A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

CONCORD INDUSTRIES, INC., AN ILLINOIS CORPORATION

/s/ CATHY COX
CATHY COX
SECRETARY OF STATE

Certification#: 7839011-1 Page 23 of 98

041820062

ARTICLES OF MERGER

OF

CONCORD INDUSTRIES, INC.,

an Illinois Corporation

K622185

AND

ROCK-TENN CONVERTING COMPANY,

a Georgia Corporation

J518594

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic corporation and the foreign corporation herein named do hereby adopt the following Articles of Merger:

FIRST: Annexed hereto as Exhibit A and made a part hereof is the Agreement and Plan of Merger for merging Concord Industries, Inc., a corporation incorporated under the laws of the State of Illinois (“Concord”), with and into Rock-Tenn Converting Company, a corporation incorporated under the laws of the State of Georgia (“Rock-Tenn Converting”), as unanimously adopted by resolution by the Board of Directors of Concord on June 25, 2004, and unanimously adopted by resolution by the Board of Directors of Rock-Tenn Converting on June 25, 2004.

SECOND: The merger was duly approved by the sole shareholder of Concord.

THIRD: The merger of Concord with and into Rock-Tenn Converting is permitted by the laws of the jurisdiction of organization of Concord and has been authorized in compliance with said laws.

FOURTH: Rock-Tenn Converting will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

FIFTH: The merger shall be effective at 10:45 p.m. Eastern Daylight Savings Time on June 30, 2004.

SIXTH: This Article constitutes an undertaking by Rock-Tenn Converting that the request for publication of a notice of filing these Articles of Merger and payment therefor will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

Certification#: 7839011-1 Page 24 of 98

IN WITNESS WHEREOF, each of the merging entities has caused the Articles of Merger to be executed by its duly authorized officers or its duly authorized member on this 25th day of June, 2004.

[CORPORATE SEAL]	CONCORD INDUSTRIES, INC.

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

[CORPORATE SEAL]	ROCK-TENN CONVERTING COMPANY

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

2

Certification#: 7839011-1 Page 25 of 98

Exhibit A

AGREEMENT AND PLAN OF MERGER

OF

CONCORD INDUSTRIES, INC.

WITH AND INTO

ROCK-TENN CONVERTING COMPANY

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between CONCORD INDUSTRIES, INC., an Illinois corporation (“Concord”), and ROCK- TENN CONVERTING COMPANY, a Georgia corporation (“Rock-Tenn Converting”), which corporations are hereinafter sometimes called the “Constituent Corporations”;

WHEREAS, the Boards of Directors of Rock-Tenn Converting and Concord, respectively, deem it advisable and in the best interest of their respective corporations and the sole shareholder of such corporations, that Concord merge with and into Rock-Tenn Converting, with Rock-Tenn Converting to be the surviving corporation and to continue its corporate existence as a result of such merger pursuant to the laws of the States of Illinois and Georgia (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Corporations agree, each with the other, to merge pursuant to the laws of the States of Illinois and Georgia into a single surviving corporation, which shall be Rock-Tenn Converting; and the Constituent Corporations hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares of the Constituent Corporation, as follows:

1.

MERGER

Oh the Merger Date (as hereinafter defined), Concord shall be merged with and into Rock-Tenn Converting. Rock-Tenn Converting shall be the surviving corporation (the “Surviving Corporation”) and the separate existence of Concord shall cease. The Surviving Corporation shall continue its existence under Georgia law and its name shall remain “Rock-Tenn Converting Company”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place.

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Neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

2.

ARTICLES OF INCORPORATION

The Articles of Incorporation of Rock-Tenn Converting in effect immediately prior to the Merger Date shall continue to be the Articles of Incorporation of the Surviving Corporation after the Merger Date.

3.

BYLAWS

The bylaws of Rock-Tenn Converting in effect immediately prior to the Merger shall continue to be the bylaws of the Surviving Corporation after the Merger until amended or repealed in the manner provided by such bylaws and the Georgia Business Corporation Code.

4.

OFFICERS AND DIRECTORS

The officers and directors of Rock-Tenn Converting holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Corporation after the Merger, holding office in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

5.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of each of the Constituent Corporations shall be as follows:

(a) Upon the Merger Date, each of the then outstanding shares of common stock of Rock-Tenn Converting shall remain outstanding as a fully paid and non-assessable share of common stock of Rock-Tenn Converting.

(b) Upon the Merger Date, each outstanding share of capital stock of Concord shall, without any action on the part of the holder thereof, be cancelled and retired and all certificates representing such shares shall be surrendered to the Surviving Corporation for indication of such cancellation and no cash or securities or other property shall be issued in the Merger in respect thereof.

2

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6.

MERGER PROCEDURE

Following approval, execution and acknowledgement of the Plan of Merger by the Boards of Directors of each of the Constituent Corporations, it shall be submitted for approval by the shareholder of Concord. Following approval by the shareholder of Concord, the Constituent Corporations shall present the Plan of Merger to the Secretary of State of Illinois and the Secretary of State of Georgia, in the manner provided in the Illinois Business Corporation Act and the Georgia Business Corporation Code, respectively, and the officers of each of the Constituent Corporations, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried out in accordance with its terms.

7.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Corporations at 10:45 p.m. Eastern Daylight Savings Time on June 30, 2004; and the term “Merger Date”, as used herein, shall mean such date and time.

3

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IN WITNESS WHEREOF, each of the merging corporations has caused the Plan of Merger to be executed and sealed by its duly authorized officers, this 25th day of June, 2004.

[CORPORATE SEAL]	CONCORD INDUSTRIES, INC.

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

[CORPORATE SEAL]	ROCK-TENN CONVERTING COMPANY

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
/s/ Robert B. McIntosh		Executive Vice President
Robert B. McIntosh
Secretary

4

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Secretary of State Business Services and Regulation Suite 306, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334	TRANSACTION NUMBER	:	90113144 (147)
	CHARTER NUMBER	:	8518594
	DATE INCORPORATED	:	09/24/76
	EFFECTIVE DATE	:	04/30/90
	EXAMINER	:	TRISH MCALISTER
	TELEPHONE	:	404-656-2784

REQUESTED BY:

CT CORPORATION SYSTEM

JOHN J. MASTERS

2 PEACHTREE ST., N.W.

ATLANTA, GEORGIA 30383

CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging

“WINCHESTER CARTON CORPORATION”, a Massachusetts corporation with and into

“ROCK-TENN CONVERTING COMPANY”, a Georgia corporation and

the fees therefor paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: APRIL 25, 1990

FORM AG (JULY 1989)

/s/ MAX CLELAND
MAX CLELAND
SECRETARY OF STATE
/s/ H. WAYNE HOWELL
H. WAYNE HOWELL
DEPUTY SECRETARY OF STATE

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ARTICLES OF MERGER

OF

WINCHESTER CARTON CORPORATION

INTO

ROCK-TENN CONVERTING COMPANY

Pursuant to the provisions of Section 14-2-1107 of The Georgia Business Corporation Code, the undersigned domestic and foreign corporations adopt the following Articles of Merger:

1. The names of the corporations participating in the merger and the States under the laws of which they are respectively organized are as follows:

Name of Corporation	State

WINCHESTER CARTON CORPORATION	Massachusetts

ROCK-TENN CONVERTING COMPANY	Georgia

2. The laws of the State under which the foreign participating corporation is organized permits such a merger under substantially the same terms as Sec. 14-2-1107 of The Georgia Business Corporation Code.

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3. The name of the surviving corporation shall be ROCK-TENN CONVERTING COMPANY and such corporation shall be governed by the laws of the state of Georgia.

4. The plan of merger is set forth as Exhibit “A,” attached to these articles.

5. As to WINCHESTER CARTON CORPORATION the plan of merger was duly approved by the shareholders on April 12, 1990.

As to ROCK-TENN CONVERTING COMPANY the plan of merger was duly approved by the shareholders on April 12, 1990.

6. The effective date of the merger shall be April 30, 1990.

7. The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by law.

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April 12, 1990.	ROCK-TENN CONVERTING COMPANY
Date
/s/ Bradley Currey, Jr.
Bradley Currey, Jr., President

April 12, 1990.	WINCHESTER CARTON CORPORATION
Date
/s/ Bradley Currey, Jr.
Bradley Currey, Jr., President

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PLAN AND AGREEMENT OF MERGER

of

Winchester Carton Corporation

With and Into

Rock-Tenn Converting Company

THIS PLAN AND AGREEMENT OF MERGER (the “Agreement”) is made and entered into this 12th day of April, 1990 by and between Winchester Carton Corporation, a Massachusetts corporation (“Winchester”), and Rock-Tenn Converting Company, a Georgia corporation (“Converting”) (Winchester and Converting being hereinafter sometimes collectively referred to as the “Corporations”);

W I T N E S S E T H:

WHEREAS, Winchester is a corporation organized under the laws of the Commonwealth of Massachusetts, with its registered agent therein located at 2 Oliver Street, Boston, Massachusetts 02109, and is a wholly owned subsidiary of Rock-Tenn Company, a Georgia corporation ( ‘Rock-Tenn”);

WHEREAS, Winchester has authorized capital stock consisting of 20,000 shares of Class A Common Stock, $1 par value, and 100,000 shares of Nonvoting Class B Common Stock, $1 par value, (collectively, “Winchester Capital Stock”), of which 10,000 and 40,500 shares are issued and outstanding, respectively;

WHEREAS, Converting is a corporation organized under the laws of the State of Georgia with its principal office therein located at 504 Thrasher Street, Norcross, Georgia 30071, and is a wholly owned subsidiary of Rock-Tenn;

WHEREAS, Converting has authorized capital stock consisting of 2,500,000 shares of Common Stock, $1 par value, of which 1,127,709 shares are issued and outstanding (“Converting Common Stock”);

WHEREAS, the laws of the State of Georgia and the laws of the Commonwealth of Massachusetts permit a merger of the Corporations;

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WHEREAS, the Boards of Directors of Winchester and Converting, respectively, deem it advisable and in the best interests of the Corporations and their respective shareholders that Winchester merge with and into Converting under and pursuant to the provisions of the Georgia Business Corporation Code (the “GBCC”) and the Massachusetts Business Corporation Law (the “MBCL”); and

WHEREAS, the Boards of Directors of each of Winchester and Converting, by resolutions duly adopted, have approved the terms and conditions of this Agreement, directed that the proposed merger be submitted to the shareholders of Winchester and Converting, and recommended to such shareholders approval of the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, promises and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Merger.

Pursuant to Section 14-2-1101 of the GBCC and Section 79 of the MBCL, Winchester shall be merged with and into Converting.

2. Effective Date.

This Agreement shall become effective upon the close of business on the date on which the parties comply with the laws of the States of Massachusetts and Georgia, or on April 30, 1990, whichever is later, the time of such effectiveness being hereinafter called the “Effective Date.”

3. Surviving Corporation.

Converting shall survive the merger herein contemplated, shall continue to be governed by the laws of the State of Georgia and shall retain its name, but the separate corporate existence of Winchester shall cease immediately upon the Effective Date.

4. Authorized Capital.

The authorized capital stock of Converting following the Effective Date shall be the same as the authorized capital stock of Converting at such date, unless and until the same shall be changed in accordance with the laws of the State of Georgia.

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5. Articles of Incorporation.

From and after the Effective Date, the Articles of Incorporation of Converting, as in effect at such date, shall be the Articles of Incorporation of Converting following the Effective Date and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

6. By-Laws.

The By-Laws of Converting as they exist on the Effective Date shall be the By-Laws of Converting following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof or as provided by law.

7. Board of Directors and Officers.

The members of the Board of Directors and the officers of Converting immediately prior the Effective Date shall continue as the members of the Board of Directors and the officers of Converting and shall continue to serve in such offices as provided in the By-Laws of Converting.

8. Further Assurance of Title.

If at any time Converting shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to Converting any right, title, or interest of Winchester held immediately prior to the Effective Date, Winchester and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title, or interest in Converting as shall be necessary to carry out the purposes of this Agreement, and Converting and the proper officers and directors thereof are fully authorized to take any and all such action in the name of Winchester or otherwise.

9. Terms of Merger.

a. Upon the Effective Date, all shares of Winchester Capital Stock issued and outstanding immediately prior to the Effective Date (other than Dissenting Shares, as defined in Section 9d hereof) shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be converted into a total of 1 share of Converting Common Stock, such share being drawn from authorized but unissued shares of Converting Common Stock.

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b. The merger shall have no effect on the shares of Converting Common Stock outstanding immediately prior to such effectiveness; and such shares of Converting Common Stock outstanding immediately prior to the effectiveness of the merger shall remain outstanding and unchanged as a result of the merger.

c. After the Effective Date, the holder of an outstanding certificate or certificates which immediately prior thereto represented shares of Winchester Capital Stock (other than holders of Dissenting Shares), will, upon surrender of such certificates, be entitled to a certificate representing the number of shares of Converting Common Stock into which the aggregate number of shares of Winchester Common Stock previously represented by the certificate or certificates surrendered shall have been converted pursuant to Section 9a hereof.

d. Notwithstanding any provision of this Agreement to the contrary, shares of Winchester which are issued and outstanding immediately prior to the Effective Date and which are held by shareholders who have timely filed with Winchester a written objection to the merger, and shares of Converting which are issued and outstanding immediately prior to the Effective Date and which are held by shareholders who have timely filed with Converting a written objection to the merger (collectively, the “Dissenting Shares”), shall not be converted into or represent a right to receive shares of Converting Common Stock, pursuant to Section 9a hereof, but the holder thereof shall be entitled only to such rights as are granted by Sections 85 through 98 of the MBCL or Article 13 of the GBCC (collectively, the “Dissenters’ Rights Statutes’’), as the case may be. Each holder of Dissenting Shares who or which becomes entitled to payment for such Shares pursuant to the applicable Dissenters’ Rights Statutes shall receive payment therefor from Converting in accordance with such Statutes. If such holder shall have failed to perfect, or shall have effectively withdrawn or lost, such holder’s right to payment for his or its shares under the Dissenters’ Rights Statutes, each such share shall be converted into and represent the right to receive shares of Converting Common Stock, as provided in Section 9a hereof, upon surrender to Converting of the certificate or certificates representing such shares.

10. Rights and Liabilities of Converting.

Upon the effectiveness of the merger, the separate existence of Winchester shall cease, and Converting shall without any further action possess all of the rights, privileges, powers, immunities, and franchises, of a public as well as of a private nature, of each of the constituent corporations. All property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or due to each of the constituent corporations so merged shall be in Converting without further act or deed. The title to any real estate, or any interest therein, vested in any of such constituent

Certification#: 7839011-1 Page 37 of 98

corporations shall not revert or be in any way impaired by reason of the merger. After the merger, Converting shall be responsible and liable for all of the duties, liabilities and obligations of each of the constituent corporations so merged. Any claim existing or action or proceeding pending by or against either of such constituent corporations may be prosecuted as if the merger had not taken place, or Converting may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of such constituent corporations shall be impaired by the merger.

11. Service of Process on Converting.

Converting hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of Winchester and any obligations, hereafter incurred by Converting, including the obligation created by the Massachusetts General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth of Massachusetts as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in the Massachusetts General Laws, Chapter 181. A copy of any process served upon the Secretary of State of the Commonwealth of Massachusetts pursuant to this paragraph shall be mailed by the Massachusetts Secretary of State to the President of Converting at its office located at 504 Thrasher Street, Norcross, Georgia 30071.

12. Termination.

This Agreement may be terminated and abandoned by action of the Boards of Directors of each of the Corporations at any time prior to the Effective Date, whether before or after approval by the shareholders of the Corporations.

13. Counterparts.

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed, their respective corporate seals to be affixed hereto and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.

WINCHESTER CARTON CORPORATION

By:	/s/ DAVID C. NICHOLSON
Name:	DAVID C. NICHOLSON
Title:	VICE PRESIDENT AND SECRETARY

ATTEST:
By:	/s/ LEVER F. STEWART, III
Name:	LEVER F. STEWART, III
Title:	GENERAL COUNSEL
AND ASSISTANT SECRETARY AND CLERK
[Corporate Seal]

ROCK-TENN CONVERTING COMPANY

By:	/s/ DAVID C. NICHOLSON
Name:	DAVID C. NICHOLSON
Title:	VICE PRESIDENT AND SECRETARY

ATTEST:
By:	/s/ LEVER F. STEWART, III
Name:	LEVER F. STEWART, III
Title:	GENERAL COUNSEL AND ASSISTANT SECRETARY AND CLERK
[Corporate Seal]

Certification#: 7839011-1 Page 39 of 98

DUPLICATE	85-18594

I, Max Cleland, Secretary of State of the State of Georgia, do hereby certify that

“ROCK-TENN COMPANY OF AMERICUS”, a corporation of the State of Georgia, has been duly merged under the laws of the State of Georgia pursuant to articles of merger filed in the office of the Secretary of State on the 26th day of June, 1986, effective the 26th day of June, 1986, into “ROCK-TENN CONVERTING COMPANY”, the resulting corporation, a Georgia corporation, and all fees therefor paid, as provided by law, and that attached hereto la a true end correct copy of said articles of merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 26th day of June in the year of our Lord One Thousand Nine Hundred and Eighty Six and of the Independence of the United States of America the Two Hundred and Ten.

/s/ Max Cleland

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Board of Directors of Rock-Tenn Converting Company each approved the Plan of Merger by unanimous written consent.

IV.

The Merger shall be effective upon the filing of these Articles of Merger with the office of the Secretary of State of Georgia.

IN WITNESS WHEREOF, these Articles of Merger have been executed by the duly authorized officers of Rock-Tenn Company of Americus, Inc. and Rock-Tenn Converting Company on this 12th day of May, 1986.

ROCK-TENN CONVERTING COMPANY

By:
President

[Corporate Seal]

ATTEST:

Secretary

ROCK-TENN COMPANY OF AMERICUS, INC.

By:
President

[Corporate Seal]

ATTEST:

Secretary

Certification#: 7839011-1 Page 41 of 98

ARTICLES OF MERGER

OF

ROCK-TENN COMPANY OF AMERICUS, INC.

WITH AND INTO

ROCK-TENN CONVERTING COMPANY

I.

A copy of the Plan of Merger (the “Plan of Merger”) between Rock-Tenn Company of Americus, Inc., a Georgia corporation (“Rock-Tenn Company of Americas, Inc.”), and Rock-Tenn Converting Company, a Georgia corporation (“Rock-Tenn Converting Company”), pursuant to which Rock-Tenn Company of Americus, Inc. is to be merged with and into Rock-Tenn Converting Company, is attached hereto.

II.

Under the Plan of Merger, Rock-Tenn Converting Company shall be the surviving corporation of the merger of Rock-Tenn Company of Americus, Inc. with and into Rock-Tenn Converting Company (the “Merger”), and Rock-Tenn Converting Company’s name shall thereafter continue to be “Rock-Tenn Converting Company.”

III.

The shareholders of Rock-Tenn Converting Company and Rock-Tenn Company of Americus, Inc. were not required to vote on the Plan of Merger, as Rock-Tenn Converting Company owns all of the issued and outstanding shares of Rock-Tenn Company of Americus, Inc., Rock-Tenn Converting Company is the surviving corporation of the Merger, and the Plan of Merger does not effect any changes in the Articles of Incorporation of Rock-Tenn Converting Company. The Board of Directors of Rock-Tenn Company of Americus, Inc. and the

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Articles of Incorporation and By-laws after the Merger until further amended in the manner provided by the Georgia Business Corporation Code.

V.

DIRECTORS AND OFFICERS

Upon the effectiveness of the Merger, the directors and officers of Rock-Tenn Converting Company immediately prior to the Merger shall remain the respective directors and officers of Rock-Tenn Converting Company, holding office in accordance with the By-laws of Rock-Tenn Converting Company.

VI.

MANNER AND BASIS OF CONVERTING SHARES

(a) Upon the effectiveness of the Merger, the 8,483 outstanding shares of common stock of Rock-Tenn Company of Americus, Inc., which constitutes all of the issued and outstanding shares of capital stock of Rock-Tenn Company of Americus, Inc., shall be canceled.

(b) The Merger shall have no effect on the outstanding shares of capital stock of Rock-Tenn Converting Company; and each such share of capital stock of Rock-Tenn Converting Company outstanding immediately prior to the effectiveness of the Merger shall remain outstanding and unchanged as a result of the Merger.

VII.

EFFECT OF MERGER

Upon the effectiveness of the Merger, the separate existence of Rock-Tenn Company of Americus, Inc. shall cease, and Rock-Tenn

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Converting Company shall without any further action possess all of the rights, privileges, powers, immunities, and franchises, of a public as well as of a private nature, of each of the merging corporations. All property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or due to each of the corporations so merged shall be in Rock-Tenn Converting Company without further act or deed. The title to any real estate, or any interest therein, vested in any of such corporations shall not revert or be in any way impaired by reason of the Merger. After the Merger, Rock-Tenn Converting Company shall be responsible and liable for all of the duties, liabilities and obligations of each of the corporations so merged. Any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted as if the Merger had not taken place, or Rock-Tenn Converting Company may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of such corporations shall be impaired by the Merger.

VIII.

EFFECTIVE DATE AND ABANDONMENT OF MERGER

The Merger shall become effective upon the filing the Articles of Merger in Georgia, or at such later time and date as said Articles shall specify in accordance with the laws of Georgia. Notwithstanding any other provision hereof, this Plan of Merger and the Merger contemplated hereby may, at any time before

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the effectiveness of the Merger, be terminated and abandoned pursuant to action taken by the Boards of Directors of Rock-Tenn Company of Americus, Inc. and Rock-Tenn Converting Company.

I, Jay Shuster, Secretary of Rock-Tenn Company of Americus, Inc., do hereby certify that this Plan of Merger was adopted by a majority of the outstanding stock of Rock-Tenn Company of Americus, Inc. entitled to vote thereon.

WITNESS my hand and the seal of Rock-Tenn Company of Americus, Inc. on this 12th day of May, 1986.

Secretary

[CORPORATE SEAL]

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ROCK-TENN CONVERTING COMPANY ACTION OF BOARD OF DIRECTORS TAKEN BY UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING

Pursuant to Section 14-2-149 of the Georgia Business Corporation Code, the undersigned, being all of the directors of Rock-Tenn Converting Company, a Georgia corporation (the “Corporation”), do hereby unanimously consent to and adopt the following resolutions as the action of the Board of Directors of the Corporation in lieu of a meeting and hereby direct that this written consent to such action be filed with the minutes of the proceedings of the Board of Directors of the Corporation:

WHEREAS, this Board of Directors believes that a merger (the “Merger”) of Rock-Tenn Company of Americus, Inc., a Georgia corporation, with and into the Corporation is in the best interests of the Corporation; and

WHEREAS, a Plan of Merger (“Plan of Merger”) between the Corporation and Rock-Tenn Company of Americus, Inc. that contemplates the Merger has been prepared and submitted for consideration by this Board of Directors;

NOW, THEREFORE, BE IT:

Approval of Merger

RESOLVED, that the Merger, the Plan of Merger, and the transactions contemplated thereby are hereby authorized and approved in their entirety, and that a copy of the Plan of Merger shall accompany this consent in the minute books of the Corporation;

Authorization to Obtain Regulatory Approval of Merger

The officers of the Corporation are hereby authorized and directed to obtain authority to effectuate the Merger from all public service commissions and other regulatory bodies whose approval is necessary or appropriate, and thereafter to prepare, execute, deliver and file such agreements, petitions, applications, certificates and instruments of any nature whatsoever as are necessary or appropriate; and

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Authorization to Effectuate Merger

FURTHER RESOLVED, that, upon obtaining all necessary approvals in connection with the Merger, the President or any Vice President and the Secretary or any Assistant Secretary of the Corporation are hereby authorized and directed to deliver and file appropriate articles and certificates of merger and to prepare, execute, deliver and file any and all other agreements, certificates, and instruments of any nature whatsoever, and to take all such actions and to do all such things, as they, in their discretion, deem to be necessary or desirable to effectuate the Merger.

WITNESS the consent of each director of the Corporation on the date indicated opposite his signature, the latest of which shall be the effective date hereof.

Date	Directors

5/12/86	/s/ Adrian Worley Brown
Adrian Worley Brown

5/9/86	/s/ Bradley Norton Currey, Jr.
Bradley Norton Currey, Jr.

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ROCK-TENN COMPANY OF AMERICUS, INC. ACTION OF BOARD OF DIRECTORS TAKEN BY UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING

Pursuant to Section 14-2-149 of the Georgia Business Corporation Code, the undersigned, being all of the directors of Rock-Tenn Company of Americus, Inc., a Georgia corporation (the “Corporation”), do hereby unanimously consent to and adopt the following resolutions as the action of the Board of Directors of the Corporation in lieu of a meeting and hereby direct that this written consent to such action be filed with the minutes of the proceedings of the Board of Directors of the Corporation:

WHEREAS, this Board of Directors believes that a merger (the “Merger”) of the Corporation with and into Rock-Tenn Converting Company, a Georgia corporation, is in the best interests of the Corporation; and

WHEREAS, a Plan of Merger (“Plan of Merger”) between the Corporation and Rock-Tenn Converting Company that contemplates the Merger has been prepared and submitted for consideration by this Board of Directors;

NOW, THEREFORE, BE IT:

Approval of Merger

RESOLVED, that the Merger, the Plan of Merger, and the transactions contemplated thereby are hereby authorized and approved in their entirety, and that a copy of the Plan of Merger shall accompany this consent in the minute books of the Corporation;

Authorization to Obtain Regulatory Approval of Merger

The officers of the Corporation are hereby authorized and directed to obtain authority to effectuate the Merger from all public service commissions and other regulatory bodies whose approval is necessary or appropriate, and thereafter to prepare, execute, deliver and file such agreements, petitions, applications, certificates and instruments of any nature whatsoever as are necessary or appropriate; and

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Authorization to Effectuate Merger

FURTHER RESOLVED, that, upon obtaining all necessary approvals in connection with the Merger, the President or any Vice President and the Secretary or any Assistant Secretary of the Corporation are hereby authorized and directed to deliver and file appropriate articles and certificates of merger and to prepare, execute, deliver and file any and all other agreements, certificates, and instruments of any nature whatsoever, and to take all such actions and to do all such things, as they, in their discretion, deem to be necessary or desirable to effectuate the Merger and the amendment to the Corporation’s Articles of Incorporation contemplated hereby.

WITNESS the consent of each director of the Corporation on the date indicated opposite his signature, the latest of which shall be the effective date hereof.

Date	Directors

5/12/86	/s/ Adrian Worley Brown
Adrian Worley Brown

5/9/86	/s/ Bradley Norton Currey, Jr.
Bradley Norton Currey, Jr.

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DUPLICATE

I, Max Cleland, Secretary of State of the State of Georgia, do hereby certify that the articles of incorporation of “ROCK-TENN COMPANY” have been duly amended under the laws of the State of Georgia changing its name to “ROCK-TENN CONVERTING COMPANY” on the 22nd day of November, 1985, by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of amendment.

In TESTIMONY WHEREOF, I have hereunto ___ my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 22nd day of November, in the year of our Lord One Thousand Nine Hundred and Eighty Five and of the Independence of the United States of America the Two Hundred and Ten.

SECRETARY OF STATE, EX-OFFICIO CORPORATION
COMMISSIONER OF THE STATE OF GEORGIA

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ARTICLES OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

ROCK-TENN COMPANY

1.

The name of the Corporation is Rock-Tenn:

2.

The amendment to its Articles of Incorporation adopted by the Corporation is to amend Article 1 of the Articles of Incorporation so that it shall hereafter be as follows:

The name of the Corporation is:

Rock-Tenn Converting Company.

3.

Said amendment was adopted by unanimous written consent of the shareholders of Rock-Tenn Company as of November

IN WITNESS WHEREOF, Rock-Tenn Company has caused these Articles of Amendment to be executed              corporate seal to be affixed, and its seal and the execution hereof to be

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attested, all by its duly authorized officers, this 14th day of November, 1985.

[CORPORATE SEAL]	ROCK-TENN COMPANY

Attest:	By:	/s/ Bradley Norton Currey, Jr.
/s/ Jay Shuster		Bradley Norton Currey, Jr.
Jay Shuster, Secretary

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I, Max Cleland, Secretary of State of the State of Georgia, do hereby certify that based on a diligent search of the records on file in this office, I find that the name of the following proposed domestic corporation to wit

“ROCK-TENN CONVERTING COMPANY”

is not identical with or confusingly similar to the name of any other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and presently effective.

This certificate is in full force and effective for a period of 4 calendar months from date of issuance. After such period of time, this certificate is void.

In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 22nd day of November, in the year of our Lord One Thousand Nine Hundred and Eighty Five and of the Independence of the United States of America the Two Hundred and Ten.

85325284
167	SECRETARY OF STATE, EX-OFFICIO CORPORATION COMMISSIONER OF THE STATE OF GEORGIA

Certification#: 7839011-1 Page 53 of 98

State of Georgia

OFFICE OF SECRETARY OF STATE

I David B. Paythress, Secretary of State of the State of Georgia, do hereby certify that “ROCK-TENN CUSTOM PACKAGING COMPANY”, “ROCK-TENN CORRUGATED BOX COMPANY”, “ROCK-TENN FOLDING CARTON COMPANY”, “ROCK-TENN N-LINE PACKAGING COMPANY”, “NORCROSS ENGINEERING COMPANY”, all corporations of the State of Georgia, and “ROCK CITY PACKAGING, INC.”, a corporation of the State of Florida, will be duly merged under the laws of the State of Georgia and filed in the office of the Secretary of State on the 27th day of September, 1979, effective the 1st day of October, 1979, into “ROCK-TENN CUSTOM PACKAGING COMPANY”, changing its              to “ROCK-TENN COMPANY, the resulting corporation, and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this              day of              in the year of our Lord                      and of the Independence of the United States of America the Two Hundred and

Certification#: 7839011-1 Page 54 of 98

ARTICLES OF MERGER

OF

ROCK-TENN CORRUGATED BOX COMPANY,

ROCK-TENN FOLDING CARTON COMPANY,

ROCK-TENN N-LINE PACKAGING COMPANY,

ROCK CITY PACKAGING, INC., AND

NORCROSS ENGINEERING COMPANY

(THE “MERGING CORPORATIONS”)

WITH AND INTO

ROCK-TENN CUSTOM PACKAGING COMPANY

                   (“CUSTOM PACKAGING”)

1. The Merger Agreement Including Plan of Merger (the “Plan”) among the Merging Corporations, which are to be merged with and into Custom Packaging, is set forth in Exhibit A which is attached hereto and is incorporated herein by this reference.

2. Under the Plan, Custom Packaging is to be the surviving corporation of the merger. The Articles of Incorporation of Custom Packaging are to be amended by the merger, so that the name of that corporation shall, upon the effective date of the merger, become “ROCK-TENN COMPANY” and so that Article 4 of the Articles of Incorporation shall, upon the effective date of the merger, read as follows:

“The aggregate number of shares which the Corporation shall have authority to issue is 2,500,000, all of which shall be common shares of $1.00 par value per share.”

3. The affirmative vote of the number of shares of common stock of each of the Merging Corporations and of Custom Packaging indicated below, constituting the only class of shares outstanding and entitled to vote thereon, was required to approve the Plan:

Rock-Tenn Corrugated Box Company	460
Rock-Tenn Folding Carton Company	673
Rock-Tenn N-Line Packaging Company	781
Rock City Packaging, Inc.	1,051
Norcross Engineering Company	31
Rock-Tenn Custom Packaging Company	40,001

Certification#: 7839011-1 Page 55 of 98

On September 26, 1979, the shareholders of each of the Merging Corporations and of Custom Packaging executed a unanimous written consent voting the following numbers of outstanding shares in favor of the Plan, which number of shares was the total number of shares outstanding and entitled to vote:

Rock-Tenn Corrugated Box Company	918
Rock-Tenn Folding Carton Company	1,344
Rock-Tenn N-Line Packaging Company	1,560
Rock City Packaging, Inc.	2,100
Norcross Engineering Company	60
Rock-Tenn Custom Packaging Company	80,000

4. The effective date of the merger shall be October 1, 1979.

IN WITNESS WHEREOF, the undersigned corporations have caused these Articles of Merger to be executed, and such execution to be attested, by their duly authorized officers, this 26 day of September, 1979.

ROCK-TENN CORRUGATED BOX COMPANY,
a Georgia corporation

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

ROCK-TENN FOLDING CARTON COMPANY,
a Georgia corporation

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

ROCK-TENN N-LINE PACKAGING COMPANY,
a Georgia corporation

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

Certification#: 7839011-1 Page 56 of 98

ROCK CITY PACKAGING, INC.
a Florida Corporation

[CORPORATE SEAL]

	By:	/s/ A. Worley Brown
Attest:		A. Worley Brown, President

/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr.
Secretary

NORCROSS ENGINEERING COMPANY,
a Georgia corporation

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

ROCK-TENN CUSTOM PACKAGING COMPANY,
a Georgia corporation

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

Certification#: 7839011-1 Page 57 of 98

MERGER AGREEMENT

INCLUDING

    PLAN OF MERGER

THIS MERGER AGREEMENT, made and entered into as of the 26th day of September, 1979, by and among ROCK-TENN CUSTOM PACKAGING COMPANY, a Georgia corporation (“Custom Packaging” or the “Surviving Corporation”), and ROCK-TENN FOLDING CARTON COMPANY, a Georgia corporation, ROCK-TENN N-LINE PACKAGING COMPANY, a Georgia corporation, ROCK-TENN CORRUGATED BOX COMPANY, a Georgia corporation, NORCROSS ENGINEERING COMPANY, a Georgia corporation, and ROCK CITY PACKAGING, INC., a Florida corporation, (the “Merging Corporations”) (the Surviving Corporation and the Merging Corporations being hereinafter sometimes referred to as the “Constituent Corporations”);

W I T N E S S E T H:

WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and for the benefit of each of said corporations and their respective shareholders to enter into this Merger Agreement;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, covenants, representations and warranties herein contained, the parties hereto, intending to be legally bound, agree as follows:

1. MERGER. The parties hereto agree that the Merging Corporations shall be merged into Custom Packaging under the applicable provisions of the Georgia Business Corporation code and the Florida General Corporation Act all

Certification#: 7839011-1 Page 58 of 98

upon the terms and subject to the conditions contained in this Merger Agreement, including the Plan of Merger of even date herewith adopted by the Board of Directors of the Merging Corporations and Custom Packaging and incorporated in its entirety in Section 2 hereof.

2. PLAN OF MERGER. The Plan of Merger of the Merging Corporations into Custom Packaging, duly approved by the Boards of Directors of the Merging corporations and Custom Packaging, is as follows:

PLAN OF MERGER OF ROCK-TENN FOLDING CARTON COMPANY,

ROCK-TENN N-LINE PACKAGING COMPANY,

ROCK-TENN CORRUGATED BOX COMPANY,

NORCROSS ENGINEERING COMPANY AND ROCK CITY PACKAGING, INC.

         WITH AND INTO ROCK-TENN CUSTOM PACKAGING COMPANY

Plan of Merger, dated as of September 26, 1979, among Rock-Tenn Folding Carton Company, Rock-Tenn N-Line Packaging Company, Rock-Tenn Corrugated Box Company, Norcross Engineering Company, Rock City Packaging, Inc. and Rock-Tenn Custom Packaging Company.

I.

MERGER

On the Merger Date (as hereinafter defined), the Merging Corporations as shall be merged into Custom Packaging and the separate corporate existence of the Merging Corporations shall cease. The Constituent Corporations shall thereupon become a single corporation, the Surviving Corporation.

Certification#: 7839011-1 Page 59 of 98

II.

TERMS AND CONDITIONS

(a) The Surviving Corporation shall on and after the Merger Date possess all the rights, privileges, immunities, and franchises, as well of a public as of a private nature, of each of the Merging Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other closes in action, and all and every other interest of or belonging to or due to each of the Merging Corporations shall be taken and deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Merging Corporations shall not revert or be in any way impaired by reason of such merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Merging Corporations; and any claim existing or action or proceeding pending by or against any of the Merging Corporations may be prosecuted as if such merger has not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any Merging Corporation shall be impaired by such merger.

(b) The Articles of Incorporation of Custom Packaging shall be amended on the Merger Date to provide that its name on and after the Merger Date shall be “Rock-Tenn Company.” The Articles of Incorporation, as amended, and the Bylaws of Custom Packaging shall on and after the Merger Date be the Articles of Incorporation and Bylaws of the Surviving Corporation until such Articles or Bylaws are changed in the manner provided in the Georgia Business Corporation Code.

Certification#: 7839011-1 Page 60 of 98

(c) Upon the Merger Date the Board of Directors of the Surviving Corporation shall consist solely of the following persons:

John I. Mitchell, Jr.

A. Worley Brown

James M. Baskin

each of whom shall hold office until the next Annual Meeting of the stockholders of the Surviving Corporation after the Merger Date and until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

(d) Upon the Merger Date the officers of the Surviving Corporation shall consist solely of the following persons whose names are set forth by their respective offices below and such individuals shall serve in such offices in accordance with the Bylaws of the Surviving Corporation:

John I. Mitchell Jr.	–	President
A. Worley Brown	–	Secretary
James M. Baskin	–	Treasurer

III.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of the Constituent Corporations in the Merger shall be as follows:

(a) Upon the Merger Date, all the outstanding shares of stock of each of the Merging Corporations shall be converted into shares of common stock of the Surviving Corporation on the basis indicated below. Any shares of any of the Merging Corporations in the treasury of such corporation on the Merger Date shall be cancelled and shall cease to exist.

(1) Each of the 1,344 shares, no par value, of Rock-Tenn Folding Carton Company, being all of the

Certification#: 7839011-1 Page 61 of 98

then-outstanding shares of Rock-Tenn Folding Carton Company, shall automatically be converted into 321.6443 shares of common stock, par value $1.00 per share, of the Surviving Corporation, so that upon the Merger Date the total of 1,344 outstanding shares of Rock-Tenn Folding Carton Company shall be converted into a total of 432.290 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

(2) Each of the 1,560 shares, par value $1.00 per share, of Rock-Tenn N-Line Packaging Company, being all of the then-outstanding shares of Rock-Tenn N-Line Packaging Company, shall automatically be converted into 154.0609 shares of common stock, par value $1.00 per share, of the Surviving Corporation, so that upon the Merger Date the total of 1,560 outstanding shares of Rock-Tenn N-Line Packaging Company shall be converted into a total of 240,335 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

(3) Each of the 918 shares, par value $100.00 per share, of Rock-Tenn Corrugated Box Company, being all of the then-outstanding shares of Rock-Tenn Corrugated Box Company, shall automatically be converted into 540.2092 shares of common stock, par value $1.00 per share, of the Surviving Corporation, so that upon the Merger Date the total of 918 outstanding shares of Rock-Tenn Corrugated Box Company shall be converted into a total of 358,212 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

(4) Each of the 60 shares, par value $100.00 per share, of Norcross Engineering Company, being all of the then-outstanding shares of Norcross Engineering Company, shall automatically be converted into 1.8667

Certification#: 7839011-1 Page 62 of 98

shares of common stock, par value $1.00 per share, of the Surviving Corporation, so that upon the Merger Date the total of 60 outstanding shares of Norcross Engineering Company shall be converted into a total of .12 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

(5) Each of the 2,100 shares, par value $10.00 per share, or Rock City Packaging, Inc., being all of the then-outstanding shares of Rock City Packaging, Inc., shall automatically be converted into 7.9810 shares of common stock, par value $1.00 per share, of the Surviving Corporation, so that upon the Merger Date the total of 2,100 outstanding shares of Rock City Packaging, Inc. shall be converted into a total of 16.760 shares of common stock, par value $1.09 per share, of the Surviving Corporation.

(b) The stock transfer books of each of the Merging Corporations shall be closed as of the Merger Date, and the shareholders of record of the respective merging Corporations as of that date shall be the shareholders entitled to receive shares of the Surviving Corporation in exchange for their certificates, as provided herein. No transfer or assignment of any of the shares of any of the Merging Corporations outstanding prior to the Merger Date shall take place after the Merger Date, except by operation of law.

(c) After the Merger Date, each holder of an outstanding certificate or certificates which prior thereto represented shares of stock of any of the Merging Corporations may surrender the same to the Surviving Corporation, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates

Certification#: 7839011-1 Page 63 of 98

representing the number of shares of the common stock of the Surviving Corporation, $1.00 par value, on the basis provided herein.              so surrendered, the outstanding certificates for the shares of stock of any of the Merging Corporations to be converted into shares of the Surviving Corporation, as provided herein, may be treated by the Surviving Corporation for all corporate purposes as evidencing the ownership of shares of the Surviving Corporation as though said surrender and exchange had taken place.

IV.

CHANGES IN ARTICLES OF INCORPORATION

             OF SURVIVING CORPORATION

By virtue of the Merger hereunder, the Articles of Incorporation of Custom Packaging shall be amended to change its corporate name to “Rock-Tenn Company” and so that Article 4 of the Articles of Incorporation shall, upon the effective date of the merger, read as follows:

“The aggregate number of shares which the Corporation shall have authority to issue is 2,500,000, all of which shall be common shares of $1.00 par value per share.”

V.

MERGER PROCEDURE

This Plan of Merger shall be submitted to the shareholders of the Constituent Corporations for their consideration. Following the approval and adoption of this Plan of Merger by the shareholders of the Constituent Corporations, if the Merger is not abandoned pursuant to the provisions hereof, the Constituent Corporations shall cause this Plan of Merger to become effective in accordance with the Georgia Business Corporation Code and the Florida General Corporation Act. Failing approval by the requisite vote of the shareholders of each Constituent Corporation, this Plan of Merger shall be deemed terminated and abandoned.

Certification#: 7839011-1 Page 64 of 98

VI.

AMENDMENT OF ABANDONMENT OF MERGER

At any time before or after approval by the respective shareholders of the Constituent Corporations, this Plan of Merger may be amended,             , or supplemented in writing in such manner as may be approved by resolution of the Board of Directors of each of the Constituent Corporations; provided, however, that no such amendment, modification or supplement shall affect the rights of the shareholders of either of the Constituent Corporations in a manner which is materially adverse to them without resubmission of the Plan of Merger to the shareholder(s) whose rights are so affected, and notwithstanding any other provisions hereof, this Plan of Merger may, at any time before it becomes effective, be terminated and abandoned pursuant to written agreement of the Constituent Corporations.

VII.

EFFECTIVE TIME OF MERGER

The merger shall become effective as of 12:01 A.M., October 1, 1979; provided, however, that, if duly executed Articles of Merger of the Constituent Corporations have not been filed on or prior to October 1, 1979 in the manner provided under the applicable laws of the States of Florida and Georgia the merger shall become effective (i) upon filing of the Articles of merger with the Secretary of State of Georgia and in accordance with Section 22-1007 of the Georgia Business Corporation Code and (ii) upon filing of the Articles of Merger by the Department of State of Florida and in accordance with Section 607.231 of the Florida

Certification#: 7839011-1 Page 65 of 98

General Corporation Act. The term “Merger Date” as used herein,                                          effective. It is further specifically provided that if duly executed Articles of Merger of the Constituent Corporations have not been filed on or prior to October 1,1979, the merger shall              be accounted for as if the effective date were October 1, 1979.

3. SUPPLEMENTARY ACTIONS. If at any time on or after the Merger Date any further conveyances, agreements, documents, instruments, and assurance of law or any other things are necessary or desirable to vest, perfect, confirm, or record in the Surviving Corporation the title to any property, assets, rights, privileges, powers or franchises of any of the Merging Corporations, or otherwise to carry out the provisions of this Plan and Agreement of Merger, the proper directors and officers of such Merging Corporation(s), as the Merger Date shall execute and deliver any and all proper conveyances, agreements, documents, instruments, and assurances of law and do all things necessary or proper to vest, perfect, or confirm title to such property, assets, rights, privileges, powers, or franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

4. MISCELLANEOUS.

(a) Entire Agreement. This Merger Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by an agreement in writing signed by all of the parties hereto.

Certification#: 7839011-1 Page 66 of 98

(b) Benefit and Construction. The Merger Agreement shall              to the Agreement of, and be binding upon, the respective                                         .

(c) Title; Headings. The title of this Merger Agreement and the headings of the several sections and the subparagraphs hereof are inserted for convenience of reference only and are not intended to be a part of, or to effect the meaning or interpretation of this Merger Agreement.

(d) Governing Law. This Merger Agreement has been made in, and shall in all respects be governed by and construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the Constituent Corporations have each caused this Merger Agreement to be executed on their respective behalfs and their respective corporate scale affixed and the foregoing attested, all by their respective duly authorized officers as of this 26th day of September, 1979.

ROCK-TENN CUSTOM PACKAGING COMPANY

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

ROCK-TENN FOLDING CARTON COMPANY

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr.
President

/s/ A. Worley Brown
A. Worley Brown, Secretary

Certification#: 7839011-1 Page 67 of 98

ROCK-TENN N-LINE PACKAGING COMPANY

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr. President

/s/ A. Worley Brown
A. Worley Brown, Secretary

ROCK-TENN CORRUGATED BOX COMPANY

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr. President

/s/ A. Worley Brown
A. Worley Brown, Secretary

NORCROSS ENGINEERING COMPANY

[CORPORATE SEAL]

	By:	/s/ John I. Mitchell, Jr.
Attest:		John I. Mitchell, Jr. President

/s/ A. Worley Brown
A. Worley Brown, Secretary

ROCK CITY PACKAGING, INC.

[CORPORATE SEAL]

	By:	/s/ A. Worley Brown
Attest:		A. Worley Brown, President

/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr. Secretary

Certification#: 7839011-1 Page 68 of 98

State of Georgia

STATE OF GEORGIA

1776

OFFICE OF SECRETARY OF STATE

I, David B. Poythress, Secretary of State of the State of Georgia, do hereby certify that based on a diligent search of the records on file in this office, I find that the name of the following proposed domestic corporation to wit

“ROCK-TENN COMPANY”

is not identical with or confusingly similar to the name of my other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and presently effective

This certificate is in full force and effective for a period of 4 calendar months from date of issuance. After such period of time, this certificate is void.

In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol in the City of Atlanta, this 27th day of September in the year of our Lord One Thousand Nine Hundred and Seventy Nine and of the Independence of the United States of America the Two Hundred and Four

David B Poythress

Secretary of State, Ex-Officio Corporation

Commissioner of the State of Georgia

STATE OF GEORGIA

1776

167

Certification#: 7839011-1 Page 69 of 98

State of Georgia

STATE OF GEORGIA

1776

OFFICE OF SECRETARY OF STATE

I, Ben W. Fortson Jr., Secretary of State of the State of Georgia, do hereby certify that “ROCK-TENN CUSTOM PACKAGING COMPANY” has filed articles of correction in the office of the Secretary of State on the 19th day of September, 1976, effective the 1st day of October, 1976 as provided by the law, and that attached hereto is a true copy of said articles of correction.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 22nd day of February in the year of our Lord One Thousand Nine Hundred and Seventy Eight and of the Independence of the United States of America the Two Hundred and Two.

Ben W. Fortson Jr.

Certification#: 7839011-1 Page 70 of 98

ARTICLES OF CORRECTION

1.

The name of the Corporation is:

ROCK-TENN CUSTOM PACKAGING COMPANY.

2.

The Corporation is a Georgia corporation with its registered office located in Gwinnett County, Georgia.

3.

Pursuant to Georgia Business Corporation Code Section 22-105(b), those Articles of Correction have been executed and are to be filed to correct certain erroneous statements included in the Plan and Agreement of Merger attached as Exhibit A to the Articles of Merger filed in the office of the Clerk of the Superior Court of Fulton County, Georgia and in the office of the Secretary of State of Georgia on September 29, 1976, and attached as Exhibit A to Articles of Merger filed in the office of the Secretary of State of Florida on September 30, 1976, and the office of the Secretary of State of Tennessee on October 1, 1976, to effect as of October 1, 1976 the Merger of              Paper Box Company and Newth-Morris Box Corporation, both Tennessee corporations, and Newth-Morris Box Corporation of Alabama, Inc., a Florida corporation, with and into the Corporation.

4.

The erroneous statements to be corrected by these Articles of Correction were the statements             ned in Paragraph (d) (1) of Section 1 of the Plan and Agreement of Merger, incorporated in the Articles of Merger as Exhibit A, setting forth the number of shares of the Corporation (the surviving corporation in the merger) into which each outstanding share

Certification#: 7839011-1 Page 71 of 98

STATE OF GEORGIA

COUNTY OF FULTON

TO THE SUPERIOR COURT OF SAID COUNTY:

The petition of Robert Woodward, whose address is 2500 Trust Company Tower, Atlanta, Georgia 30303 (hereinafter referred to as “Incorporator”), respectfully shows:

1.

The Articles of Incorporation of ROCK-TENN CUSTOM PACKAGING COMPANY, executed by the Incorporator, are attached hereto.

2.

The initial registered office of ROCK-TENN CUSTOM PACKAGING COMPANY is to be located in Fulton County, Georgia.

3.

Incorporator exhibits herewith a Certificate of the Secretary of State of Georgia that the name “ROCK-TENN CUSTOM PACKAGING COMPANY” is available.

WHEREFORE, Incorporator prays that the incorporation of ROCK-TENN CUSTOM PACKAGING COMPANY be granted, pursuant to the attached Articles of Incorporation.

Attorney for Incorporator

KING & SPALDING

2500 Trust Company Tower

Atlanta, Georgia 30302

404-658-1350

Certification#: 7839011-1 Page 72 of 98

O R D E R

The Articles of Incorporation of ROCK-TENN CUSTOM PACKAGING COMPANY and the certificate of the Secretary of State of Georgia that such name is available in accordance with S 22-301 of the Georgia Business Corporation Code having been examined and found to      lawful;

IT IS HEREBY ORDERED that the incorporation of ROCK-TENN CUSTOM PACKAGING COMPANY     , and it hereby is, granted under the laws of the State of Georgia, pursuant to the attached Articles of incorporation.

This 24 day of Sept. 1971

Judge, Superior Court
Fulton County, Georgia

Certification#: 7839011-1 Page 73 of 98

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA–County of Fulton

Before me, the undersigned, a Notary Public,                      came              who, being first duly sworn, according to law, says that he is an Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published; and a newspaper of general circulation, with its principal place of business in said County, and that there has been              with said newspaper the east of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Circle of the granting of Articles of Incorporation Articles of Amendment Articles of Merger Articles of Intent to Dissolve to

Subscribed and sworn to before me this

day of                  , 19

Notary Public, State at Large

Certification#: 7839011-1 Page 74 of 98

State of Georgia

STATE OF GEORGIA

1776

OFFICE OF SECRETARY OF STATE

I Ben W. Fortson Jr., Secretary of State of the State of Georgia, do hereby certify that based on a diligent search of the records on file in this office, I find that the name of the following proposed domestic corporation to wit

“ROCK-TENN COMPANY”

is not identical with or confusingly similar to the name of my other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and presently effective.

This certificate is in full force and effective for a period of 4 calendar months from date of issuance. After such period of time, this certificate is void.

In TESTIMONY WHEREOF I have hereunto set my hand and affixed the seal of my office, at the Capitol in the City of Atlanta, this 7th day of September in the year of our Lord One Thousand Nine Hundred and Seventy Six and of the Independence of the United States of America the Two Hundred and One.

Ben W. Fortson Jr.

Secretary of State, Ex-Officio Corporation

Commissioner of the State of Georgia

STATE OF GEORGIA

1776

167

Certification#: 7839011-1 Page 75 of 98

STATE OF GEORGIA

COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of ROBERT WOODWARD et al., for incorporation under the name and style at ROCK-TENN CUSTOM PACKAGING COMPANY and the                      thereon allowing name, all of which appears of file and records in this                     .

Given under my hand and seal of Office.

This the 24 day of September 1976

CLERK OF SUPERIOR COURT
FULTON COUNTY, GEORGIA

                    -12

Certification#: 7839011-1 Page 76 of 98

of Dixie Paper Box Company, Newth-Morris Box Corporation, and Newth-Morris Box Corporation of Alabama, Inc. was to be converted. In the said Plan and Agreement of Merger, the number 21,870 was erroneously included in Paragraph (d) (i) (1) and should have been .97603, so that upon the merger the 22,407 outstanding shares of common stock, par value $1.00 per share, of Dixie Paper Box Company were to have been converted into a total of 21,870 shares of common stock, par value $1.00 per share, of the Corporation. The number 19,650 was erroneously included in Paragraph (d) (i) (2) of the said Plan and Agreement of Merger and should have been 78.6, so that upon the merger the 250 outstanding shares of common stock, par value $100 per share, of Newth-Morris Box Corporation were to have been converted into a total of 19,650 shares of common stock, par value $1.00 per share, of the Corporation. The number                      was erroneously included in Paragraph (d) (i) (3) and should have been 75.96, so that upon the merger the 500 outstanding shares of common stock, $10.00 par value per share, of Newth-Morris Box Corporation of Alabama,                      were to have been converted into a total of 37,980 shares of common stock, par value $1.00 per share, of the Corporation.

5.

As so corrected, Paragraph (d) (i) of Section 1 of the said Plan and Agreement of Merger included in said Article of Merger shall read in its entirety as follows:

“(                     ) At the effective time of merger, all of the shares of stock of each of the Merged Corporations shall be changed and converted into shares of common stock of the Surviving Corporation on the following basis:

(1) Each of the 22,407 shares, par value $1.00 per share, of Dixie, being all of the then-outstanding shares of Dixie, shall automatically be changed and converted into .97603 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

Certification#: 7839011-1 Page 77 of 98

(2) Each of the 250 shares, par value $100 per share, of N-M Tenn, being all of the then-outstanding shares of N-M Tenn, shall automatically be changed and converted into 78.6 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

(3) Each of the 500 shares, par value $10.00 per share, of N-M Bama, being all of the then-outstanding shares of N-M Bama, shall automatically be changed and converted into 75.96 shares of common stock, par value $1.00 per share, of the Surviving Corporation.”

IN WITNESS WHEREOF, ROCK-TENN CUSTOM PACKAGING COMPANY, a Georgia corporation, DIXIE PAPER BOX COMPANY and NEWTH-MORRIS BOX CORPORATION, both Tennessee                     , and NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC., a Florida corporation, have caused those Articles of Correction to be duly executed, their corporate seals to be affixed, and their seals and the execution                      to be attested, all by their duly authorized officers, this                      day of Feb, 1978.

ROCK-TENN CUSTOM PACKAGING COMPANY,
a Georgia corporation

By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

[CORPORATE SEAL]

ATTEST:

/s/ A. Worley Brown
A. Worley Brown, Secretary

Certification#: 7839011-1 Page 78 of 98

DIXIE PAPER BOX COMPANY, a Tennessee corporation

By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

[CORPORATE SEAL]

ATTEST:

/s/ A. Worley Brown
A. Worley Brown, Secretary

NEWTH-MORRIS BOX CORPORATION, a Tennessee corporation

By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

[CORPORATE SEAL]

ATTEST:

/s/ A. Worley Brown
A. Worley Brown, Secretary

NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC., a Florida corporation

By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

[CORPORATE SEAL]

ATTEST:

/s/ A. Worley Brown
A. Worley Brown, Secretary

Certification#: 7839011-1 Page 79 of 98

DUPLICATE

State of Georgia

OFFICE OF SECRETARY OF STATE

I, Ben W. Fortson Jr., Secretary of State of the State of Georgia, do hereby certify that “ROCK-TENN CUSTOM PACKAGING COMPANY”, a Georgia corporation and “DIXIE PAPER BOX COMPANY” “NEWTH-MORRIS BOX CORPORATION” both Tennessee corporations and “NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC.” a Florida corporation, were on the 29th day of September, 1976, (effective as of October 1st, 1976,) duly merged under the laws of the State of Georgia by the Superior Court of Fulton County into “ROCK-TENN CUSTOM PACKAGING COMPANY”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees paid therefor, as prescribed by law.

In Testimony Whereof, I have hereunto set my hand and affixed the seal of my office at the capitol in the City of Atlanta this 29th day of September in the year of our Lord One Thousand Nine Hundred and Seventy Six and of the Independence of the United States of America the Two Hundred and One.

Ben W. Fortson

Secretary of State Ex-Officio Corporation

Commissioner of the State of Georgia

Certification#: 7839011-1 Page 80 of 98

ARTICLES OF MERGER

OF

DIXIE PAPER BOX COMPANY

NEWTH-MORRIS BOX CORPORATION

AND

NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC.

WITH AND INTO

          ROCK-TENN CUSTOM PACKAGING COMPANY

I.

The Plan and Agreement of Merger (the “Plan”) entered into by and among DIXIE PAPER BOX COMPANY (“Dixie”) and NEWTH-MORRIS BOX CORPORATION (“N-M Tenn”), both Tennessee corporations, NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC. (“N-M Bama”), a Florida corporation, and ROCK-TENN CUSTOM PACKAGING COMPANY (“Custom”), a Georgia corporation, is attached hereto as Exhibit A and incorporated herein by this reference. Under the Plan, Custom is to be the surviving corporation; its Articles of Incorporation are not amended by the Plan, and its name shall thereafter continue to be “ROCK-TENN CUSTOM PACKAGING COMPANY”.

II.

(a) The affirmative vote of 11,204 shares of the common stock of Dixie, constituting a majority of the only class of shares outstanding and entitled to vote thereon, was required to adopt the Plan; and on September 28, 1976, the holder of all of the 22,407 shares of common stock of Dixie outstanding and entitled to vote thereon duly voted all of such 22,407 outstanding shares in favor of the Plan.

(b) The affirmative vote of 126 shares of the common stock of N-M Tenn, constituting a majority of the only class of shares outstanding and entitled to vote thereon, was required to adopt the Plan; and on September 28, 1976, the holder of all of the 250 shares of common stock of N-M Tenn outstanding and entitled to vote thereon duly voted all of such 250 outstanding shares in favor of the Plan.

(c) The affirmative vote of 251 shares of the common stock of Custom, constituting a majority of the only class of shares outstanding and entitled to vote thereon, was required to adopt the Plan; and on September 28, 1976, the holder of all of the 500 shares of common stock of Custom outstanding and entitled to vote thereon duly voted all of such 500 shares in favor of the Plan.

Certification#: 7839011-1 Page 81 of 98

(d) The affirmative vote of 251 shares of the common stock of N-M Bama, constituting a majority of the only class of shares outstanding and entitled to vote thereon, was required to adopt the Plan; and on September 28, 1976, the holder of all of the 500 shares of common stock of N-M Bama outstanding and entitled to vote thereon duly voted all of such 500 outstanding shares in favor of the Plan.

IN WITNESS WHEREOF, each of the merging corporations has caused these Articles of Merger to be executed and sealed by its duly authorized officers this      day of September, 1976.

(CORPORATE SEAL)	DIXIE PAPER BOX COMPANY

ATTEST:	By:
President

Secretary

(CORPORATE SEAL)	NEWTH-MORRIS BOX CORPORATION

ATTEST:	By:
President

Secretary

(CORPORATE SEAL)	NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC.

ATTEST:	By:
President

Secretary

(CORPORATE SEAL)	ROCK-TENN CUSTOM PACKAGING COMPANY

ATTEST:	By:
President

Secretary

Certification#: 7839011-1 Page 82 of 98

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER, made and entered into this 28th day of September, 1976 (hereinafter referred to as the “Plan”) by and among ROCK-TENN CUSTOM PACKAGING COMPANY, a Georgia corporation (hereinafter referred to as “Custom” prior to the effective time of the merger and as the “Surviving Corporation” subject to the effective time of the merger), DIXIE PAPER BOX COMPANY and NEWTH-MORRIS BOX CORPORATION, both Tennessee corporations, and NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC., a Florida corporation (hereinafter collectively referred to as the “Merged Corporations”;, (all of said corporations, including Custom, hereinafter referred to as the “Constituent Corporations”)

W I T N E S S E T H:

WHEREAS, the Boards of Directors of each of the Constituent Corporations deem it advisable and for the benefit of each of said corporations that the Merged Corporations merge                      Custom be the surviving corporation in the merger; and

WHEREAS, the corporate laws of each of the legal domiciles of the Constituent Corporations permit the merger of one or more domestic corporations and one or more foreign corporations; and

WHEREAS, the parties hereto desire to set forth all of the terms and conditions of said merger;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, covenants, representations and warranties herein contained, the parties hereto, intending to be legally bound, agree as follows:

Certification#: 7839011-1 Page 83 of 98

1.

THE PLAN OF MERGER

(a) Merger and Name of Surviving Corporation.

The Merged Corporations shall be merged with and into Custom and the separate corporate existence of the Merged Corporations shall cease. Custom shall be the surviving corporation and shall continue its corporate existence as a Georgia corporation governed by the laws of the State of Georgia, and its name shall thereafter continue to be “ROCK-TENN CUSTOM PACKAGING COMPANY”.

(b) Names of the Constituent Corporations.

The following are the names of the Constituent Corporations:

Rock-Tenn Custom Packaging Company (“Custom”)

Dixie Paper Box Company (“Dixie”)

Newth-Morris Box Corporation (“N-M Tenn”)

Newth-Morris Box Corporation of Alabama, Inc. (“N-M Bama”).

No Constituent Corporation has changed its corporate name from the name under which it was formed.

(c) Terms and Conditions of Merger.

The terms and conditions of the merger are as follows:

(i) Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of Custom shall continue unaffected and unimpaired by the merger and, at the effective time of the merger, the existence, property and rights of the Merged Corporations shall be merged into Custom and Custom shall, as the surviving corporation, be fully vested therewith. At the effective time of the merger, Custom shall be obligated for all obligations of the Merged Corporations.

Certification#: 7839011-1 Page 84 of 98

(ii) The Articles of Incorporation of Custom shall, at the effective time of merger, be the Articles of Incorporation of the Surviving Corporation and shall thereafter continue to be its Articles of Incorporation until changed as provided by law.

(iii) Until altered, amended or repealed, as therein provided, the by-laws of Custom, as in effect at the effective time of merger, shall be the by-laws of the Surviving Corporation.

(iv) The directors and officers of Custom, in office at the effective time of merger, shall remain the directors and officers of Custom at the effective time of merger and shall continue in office until the next annual meeting of shareholders and of directors of Custom and until their successors shall have been elected and qualified or until new directors and officers may be elected and qualified as provided by the by-laws of Custom.

(d) Manner and Basis of Converting Shares.

The                      and basis of converting the shares of the Merged Corporations into shares of the Surviving Corporation shall be as follows:

(i) At the effective time of merger, all of the shares of stock of each of the Merged Corporations shall be changed and converted into shares of common stock of the Surviving Corporation on the following basis:

(1) Each of the 22,407 shares, par value $1.00 per share, of Dixie, being all of the then-outstanding shares of Dixie, shall automatically be changed and converted into 21,870 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

Certification#: 7839011-1 Page 85 of 98

(2) Each of the 250 shares, par value $100.00 per share, of N-M Tenn, being all of the then-outstanding shares of N-M Tenn, shall automatically be changed and converted into 9,650 shares of common stock, par value $1.00 share, of the Surviving Corporation.

(3) Each of the 500 shares, par value $10.00 per share, of N-M Bama, being all of the then-outstanding shares of N-M Bama, shall automatically be changed and converted into 37,980 shares of common stock, par value $1.00 per share, of the Surviving Corporation.

(ii) After the effective time of merger, each holder of an outstanding certificate of certificates which prior thereto represented shares of stock of any of the Merged Corporations may surrender the same to the Surviving Corporation, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of $1.00 par value common stock of the Surviving Corporation on the basis provided herein. Until so surrendered,

Certification#: 7839011-1 Page 86 of 98

the outstanding certificates for the shares of stock of the Merged Corporations to be converted into shares of the Surviving Corporation, as provided herein, may be treated by the Surviving Corporation for all corporate purposes as evidencing the ownership of shares of the Surviving Corporation as though said surrender and exchange had taken place.

(e) Changes in Articles of Incorporation of Surviving Corporation

No changes shall be effected in the Articles of Incorporation of Custom by virtue of the merger hereunder.

(f) Effectuation of Merger.

Upon approval by the respective Boards of Directors of the Constituent Corporations, this Plan shall be submitted to a vote of the shareholders of each Constituent Corporation; and, if approved by the requisite vote of shareholders of each Constituent Corporation, the merger shall be made effective. Failing approval by the requisite vote of the shareholders of each Constituent Corporation, this Plan shall be deemed terminated and abandoned.

(g) Effective Time of Merger.

The merger shall become effective as of October 1, 1976, provided, however, that, if duly executed Articles of Merger of the Constituent Corporations have not been filed on or prior to October 1, 1976, in the manner provided in the Georgia Business Corporation Code, the Tennessee General Corporation Act and the Florida General Corporation Act, the merger shall become effective upon filing of said Articles of Merger with (i) the Clerk of the Superior Court of Fulton County, Georgia, (ii) the Secretary of State of Tennessee, and (iii) the Department of State of Florida, provided that all such Articles of Merger shall be filed within 30 days after the filing date of the first-filed of such Articles of Merger. It is further

Certification#: 7839011-1 Page 87 of 98

specifically provided that if duly executed Articles of Merger have not been filed as specified herein on or before October 1, 1976, the merger shall be accounted for as if the effective date were as of October 1, 1976.

(h) Confirmation of Title.

If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect or confirm, on record or otherwise, in the Surviving Corporation the title to any property or rights of the Merged Corporations acquired by or as a result of the merger provided for herein, the officers of the Merged Corporations in office on the date of the merger shall be fully authorized to execute and deliver such proper deeds, assignments and assurances in law and to take such other action as may be necessary or proper or in the name of their respective corporation to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Plan.

2.

TERMINATION

The Plan shall be terminated and the merger provided for herein abandoned at any time prior to the filing of the Articles of Merger with either the Clerk of the Superior Court of Fulton County, Georgia, the Secretary of State of Tennessee or the Department of State of Florida without liability to any of the parties hereto, by mutual consent of the Constituent Corporations.

Certification#: 7839011-1 Page 88 of 98

(CORPORATE SEAL)	DIXIE PAPER BOX COMPANY,
a Tennessee corporation
ATTEST:
	By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

Secretary
	By:	/s/ A. Worley Brown
A. Worley Brown, Secretary

(CORPORATE SEAL)	NEWTH-MORRIS BOX CORPORATION,
a Tennessee corporation
ATTEST:
	By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

Secretary
	By:	/s/ A. Worley Brown
A. Worley Brown, Secretary

(CORPORATE SEAL)	NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC., a Florida corporation
ATTEST:
	By:	/s/ John I. Mitchell, Jr.
John I. Mitchell, Jr., President

Secretary
	By:	/s/ A. Worley Brown
A. Worley Brown, Secretary

–i–

Certification#: 7839011-1 Page 89 of 98

STATE OF GEORGIA

COUNTY OF FULTON

TO THE SUPERIOR COURT OF SAID COUNTY:

The petition of ROCK-TENN CUSTOM PACKAGING COMPANY respectfully shows:

1.

The Articles of Merger of DIXIE PAPER BOX COMPANY, NEWTH-MORRIS BOX CORPORATION, both Tennessee corporations, and NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC., a Florida corporation, with and into ROCK-TENN CUSTOM PACKAGING COMPANY, which have been executed in the manner as provided in Section 22-104 of the Georgia Business Corporation Code, are attached hereto.

2.

Pursuant to said Articles, ROCK-TENN CUSTOM PACKAGING COMPANY will be the surviving corporation of said merger, and its name shall thereafter continue to be “ROCK-TENN CUSTOM PACKAGING COMPANY”.

3.

The registered office of said surviving corporation is and will be located at 2500 Trust Company Tower, Atlanta, Georgia 30303.

WHEREFORE, petitioner prays that the merger provided for in said Articles of Merger be granted and that DIXIE PAPER BOX COMPANY, NEWTH-MORRIS BOX CORPORATION and NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC. be merged with and into ROCK-TENN CUSTOM PACKAGING COMPANY so that the surviving corporation shall thereafter to ROCK-TENN CUSTOM PACKAGING COMPANY.

Certification#: 7839011-1 Page 90 of 98

Attorney for Petitioner

KING & SPALDING

2500 Trust Company Tower

Atlanta, Georgia 30302

(404) 658-1350

Certification#: 7839011-1 Page 91 of 98

STATE OF GEORGIA

COUNTY OF FULTON

ORDER

The Articles of Merger of DIXIE PAPER BOX COMPANY, NEWTH-MORRIS BOX CORPORATION, both Tennessee corporations, and NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC., a Florida corporation, with and into ROCK-TENN CUSTOM PACKAGING COMPANY, a Georgia corporation, having been examined and found to be lawful.

IT IS HEREBY ORDERED that the merger of DIXIE PAPER BOX COMPANY, NEWTH-MORRIS BOX CORPORATION and NEWTH-MORRIS BOX CORPORATION OF ALABAMA, INC. with and into ROCK-TENN CUSTOM PACKAGING COMPANY bo, and it hereby is, granted under the laws of the State of Georgia, pursuant to the attached Articles of Merger.

This 29th day of September, 1976.

Judge, Superior Court of
Fulton County, Georgia, A.J.C.

Certification#: 7839011-1 Page 92 of 98

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA.—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came EARL HIGGINS, who, being first duly sworn, according to law, says that he is an Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Merger to Dixie Paper Box Company, Newth-Morris Box Corporation (both of Tenn), Newth-Morris Box Corporation of Alabama, Inc. (a Fl. corp) & Rock-Tenn Custom Packaging Company name of Rock-Tenn Custom Earl Higgins Packaging Company

Subscribed and sworn to before me this 29th day of September, 1976

Notary Public, State at Large

Certification#: 7839011-1 Page 93 of 98

STATE OF GEORGIA

COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, do hereby certify that the within and foregoing is a true and correct copy of petition of

ROCK-TENN CUSTOM PACKAGING COMPANY

for                      ARTICLES OF MERGER OF DIXIE PAPER BOX COMPANY, NEWTH-MORRIS BOX CORPORATION, both Tennessee Corporations, AND NEWTH-MORRIS BOX CORPORATION OF ALABAMA, Inc., a Florida corporation, with and into ROCK-TENN CUSTOM PACKAGING COMPANY, THE SURVIVING CORPORATION,

and the Order of Court thereon allowing same, all of which appears of file and record in this Office.

Given under my hand and seal of Office

This the 29th day of September, 1976.

CLERK OF SUPERIOR COURT
FULTON COUNTY, GEORGIA

Certification#: 7839011-1 Page 94 of 98

DUPLICATE

I, Ben W. Fortson Jr., Secretary of State of the State of Georgia do hereby certify that

ROCK-TENN CUSTOM PACKAGING COMPANY

was on the 24th day of September,                      duly incorporated under the laws of the State of Georgia by the Superior Court of Fulton                      County for a period of                      perpetual                      years from said date. In accordance with the certified copy hereto attached, and that the original articles of incorporation of said corporation has been duly filed in the office of the Secretary of State and                      therefor paid, as provided by law.

24th day of September six .

/s/ Ben W. Fortson Jr.
____________________
____________________

Certification#: 7839011-1 Page 95 of 98

ARTICLES OF INCORPORATION

OF

ROCK-TENN CUSTOM PACKAGING COMPANY

1.

The name of the Corporation is ROCK-TENN CUSTOM PACKAGING COMPANY.

2.

The Corporation shall have perpetual duration.

3.

The purposes for which the Corporation is organized are to manufacture custom packaging materials to conduct any other businesses and                      in any other activities not specifically prohibited to                      for profit under the laws of the State of Georgia, and the Corporation shall have all powers necessary to conduct such businesses and engage in such activities, including, but not limited to, the powers enumerated in the Georgia Business Corporation Code or any amendment thereto.

4.

The aggregate number of shares which the Corporation shall have authority to issue is 1,000,000, all of which shall be common shares of $1.00 par value per share.

5.

Shares of the Corporation may be issued by the Corporation for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors.

Certification#: 7839011-1 Page 96 of 98

6.

No shareholder shall have any preemptive right to subscribe for or to purchase any shares or other securities issued by the Corporation.

7.

Subject to the provisions of S 22-512 of the Georgia Business Corporation Code, the Board of Directors shall have the power to distribute a portion of the assets of the Corporation, in cash or in property, to holders of shares of the Corporation out of the capital surplus of the Corporation.

8.

The initial Board of Directors of the Corporation shall consist of three (3) members, whose names and addresses are as follows:

John I. Mitchell, Jr.

504 Thrasher Street

Norcross, Georgia 30071

A. Worley Brown

504 Thrasher Street

Norcross, Georgia 30071

James M. Baskin

504 Thrasher Street

Norcross, Georgia 30071

9.

The Corporation shall have the full power to purchase and otherwise acquire, and dispose of, its own shares and securities granted by the laws of the State of Georgia and shall have the right to purchase its a res cut of its unreserved and unrestricted capital surplus available therefore as well as out of its unreserved and unrestricted earned surplus available therefor.

Certification#: 7839011-1 Page 97 of 98

10.

The address of the initial registered office of the Corporation shall be 2500 Trust Company Tower, Atlanta, Georgia 30303. The initial registered agent of the Corporation at such address shall be Robert Woodward.

11.

The Corporation shall not commence business until it shall have received not less than $500 in payment for the issuance of its shares.

12.

The name and address of the Incorporator is Robert Woodward, 2500 Trust Company Tower, Atlanta, Georgia 30303.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.

Incorporator

Certification#: 7839011-1 Page 98 of 98